SCUDDER
                                                                     INVESTMENTS




Scudder Inflation Protected Plus Fund

Supplement to the currently effective prospectuses

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The following revises "The portfolio managers" section of the prospectuses.

The following people handle the day-to-day management of the fund.

William Chepolis, CFA                  Robert Wang
Managing Director of Deutsche Asset    Managing Director of Deutsche Asset
Management and Co-Manager of the       Management and Co-Manager of the fund.
fund.                                   o Global Asset Allocation senior
 o Joined Deutsche Asset                  portfolio manager: New York.
   Management in 1998 after 13          o Joined Deutsche Asset Management in
   years of experience as vice            1995 as a senior fixed income
   president and portfolio manager        portfolio manager after 13 years of
   for Norwest Bank where he              experience at J.P. Morgan & Co.
   managed the bank's fixed income        trading fixed income, derivatives
   and foreign exchange portfolios.       and foreign exchange products.
 o Senior Mortgage Backed               o Joined the fund in 2005.
   Portfolio Manager: New York.         o BS, The Wharton School, University
 o Joined the fund in 2005.               of Pennsylvania.
 o BIS, University of Minnesota.












               Please Retain This Supplement for Future Reference





October 21, 2005